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Exhibit 10(a)

                       SECOND AMENDMENT
                              TO
             KAMAN CORPORATION AMENDED AND RESTATED
                   DEFERRED COMPENSATION PLAN


     THIS AMENDMENT made by Kaman Corporation for the purpose of amending its Amended and Restated Deferred Compensation Plan,

                           WITNESSETH:

     WHEREAS, by Written Plan Instrument dated November 12, 2002,
Kaman Corporation (hereinafter referred to as the "Corporation") adopted an Amended and Restated Deferred Compensation Plan; and

     WHEREAS, the Corporation reserved the right, in Section 8.2 thereof, to amend the Plan; and

     WHEREAS, the Plan was previously amended by a First
Amendment thereto; and

     WHEREAS, the Corporation now wishes to amend the Plan in the particulars set forth below;

     NOW, THEREFORE, the Corporation hereby amends the Plan as follows:

     1. Sections 11.1(a) and 11.1(b) are amended by the deletion of the term "Kaman Corporation Deferred Compensation Plan Trust Agreement" wherever the same shall appear therein and the substitution of the term "Kaman Corporation Deferred Compensation Plan Trust Agreement Number 2" in lieu thereof.

     2. Except as hereinabove modified and amended, the Amended and Restated Deferred Compensation Plan, as amended, shall remain in full force and effect.

     IN WITNESS WHEREOF, the Corporation has caused this Second
Amendment to be executed on this 29th day of June, 2004.

WITNESS                         KAMAN CORPORATION

/s/ C. A. Clark                 By: /s/ Robert M. Garneau
------------------------        ---------------------------
                                Robert M. Garneau
                                Executive Vice President and
                                Chief Financial Officer

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